[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) LARGE CAP
                         GROWTH FUND

                         ANNUAL REPORT O NOVEMBER 30, 1998



--------------------------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 32)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
MFS(R) Prepares for the Year 2000 ......................................... 30
Trustees and Officers ..................................................... 33

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund
-- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to- date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended November 30, 1998, Class A shares of the Fund provided a total return of 20.89%, Class B shares 20.08%, and Class I shares 21.37%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 23.52% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. COULD YOU TALK ABOUT SOME THINGS THAT AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A. Some of the core positions in the health care industry helped. Also, several technology companies, particularly the ones creating software, did well. Both of these industries, in fact, held up relatively well during the market turmoil that began in mid-July.

Q. COULD YOU TELL US ABOUT YOUR INVESTMENT STRATEGY?

A. Primarily, we seek good businesses that exhibit some kind of sustainable competitive advantage. This can include a strong market share, low production costs, research and development strength, distribution expertise, and good customer service. Besides this, we seek companies benefiting from mismatches in supply and demand, in health care, for example, a sector which is being driven by the natural aging of the population. As people get older, their drug use goes up, and with managed care it's easier and cheaper to get pharmaceuticals, which means doctors write more prescriptions. All this benefits pharmaceutical companies such as Schering Plough, Pfizer, and Elan, drug stores such as Rite Aid and CVS, and distributors such as McKesson.

Q. HOWEVER, THE FUND'S LARGEST SECTOR IS TECHNOLOGY. COULD YOU TALK ABOUT THAT FOR A MINUTE?

A. As I mentioned earlier, this sector is mainly made up of software companies such as Microsoft and Compuware. These are fast-growing companies with recurring revenues, high margins, and the ability to generate free cash flow. They are also benefiting from a fundamental shift of labor capital in corporate America, that is, cost cutting. Another sector benefiting from technology as well as from firms' trend to outsource business is service companies such as Ceridian Corp., a payroll processor, and Computer Sciences, a computer services and consulting company.

Q. DID YOU MAKE ANY NOTABLE CHANGES IN THE PORTFOLIO DURING THE MARKET DOWNTURN THAT BEGAN IN JULY?

A. The most notable thing we did was to increase the technology weighting. These companies performed relatively well during the volatility and even better after the Federal Reserve Board's interest-rate cuts. Also, economic trends in Asia started to bottom, and technology companies benefited from that. The second thing we did was to increase our financial services holdings, including our weighting in the Federal Home Loan Mortgage Corp., or Freddie Mac. Here, we believe favorable credit spreads and a strong housing market should sustain a favorable operating environment. We also increased our weighting in Associates First Capital, a spinoff of the Ford Motor Co. It's had a great 20-year track record of consistent, high-quality earnings growth. Over 70% of the company's business is in consumer finance, and because a lot of the smaller consumer finance companies went out of business, it picked up a lot of that business. Finally, Morgan Stanley became a big position. A lot of investment companies went through turmoil, but market shares of a few of the blue-chip companies such as Morgan Stanley increased dramatically. These companies were conservative and weren't making a lot of speculative loans. In an environment in which the underwriting business in investment banking almost went to zero, there was a huge flight to quality, so Morgan and a few of the other leading firms got the lion's share of initial public offerings. Going forward, we believe these companies should also benefit from lower interest rates.

Q. COULD YOU TALK ABOUT ANY STOCKS THAT HAVE PERFORMED BETTER THAN EXPECTED?

A. One of the best has been Tyco. The company has made a couple of very creative acquisitions. It bought ADT, the security systems company, and it bought AT&T's undersea cable business. A lot of companies are laying fiberoptic cables under the ocean to increase capacity for the Internet and other communications, and Tyco is getting good growth from that business. Another surprise was WorldCom, which bought MCI Communications and seems to be absorbing it very well. The stock has doubled this year for two reasons. First, it is a low-cost provider of telecommunications services, including Internet service, and, second, it is big in data communications. These are the two fastest-growing sectors of the communications business.

Q. AND WHAT ABOUT STOCKS THAT HAVE NOT PERFORMED AS WELL AS YOU WOULD HAVE
   WISHED?

A. Disappointments included Cendant, which came about from a merger between HFS and CUC International. Subsequently, it was found that accounting practices in one division of CUC were fraudulent. Although the stock has recovered somewhat since this discovery, the price plunged more than 50% when the fraud was revealed. Another disappointment was HealthSouth, a company that experienced pricing pressure from its managed care companies.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU EXPECT, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. I think we have to assume a slowing domestic economy and a slowdown in corporate profits in the first half of 1999. Although I don't think we're going to go into a recession and that we'll probably see a bottoming next year, we want to focus on companies that we think have the ability to sustain earnings growth and to produce defensible earnings streams. This includes companies in industries like health care and technology, particularly the software companies, and some business services companies.

Q. FINALLY, AS YOU KNOW, 1999 MARKS THE 75TH ANNIVERSARY OF MASSACHUSETTS INVESTORS TRUST (MIT), THE FIRST MFS FUND AND, IN FACT, THE FIRST MUTUAL FUND. HOW DO YOU SEE THIS FUND FITTING INTO THE MIT/MFS TRADITION?

A. I would just say that, like MIT, all of the ideas for this Fund are completely driven by the bottom-up, fundamental analysis of our research staff. Research was the primary tool for MIT 75 years ago, and it still is today for all of our funds. This means talking to companies, understanding their industries, and keeping track of the competition.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEPHEN PESEK IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) LARGE CAP GROWTH FUND, MFS(R) GLOBAL ASSET ALLOCATION FUND, AND THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO CO-MANAGER OF MFS(R) EMERGING GROWTH FUND.

MR. PESEK JOINED MFS IN 1994 AS AN INDUSTRY SPECIALIST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. PRIOR TO JOINING MFS, HE HAD WORKED SINCE 1987 FOR A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS TO PROVIDE GROWTH OF CAPITAL. DIVIDEND INCOME, IF
                         ANY, IS INCIDENTAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS I  JANUARY 2, 1997

SIZE:                    $758.8 MILLION NET ASSETS AS OF NOVEMBER 30, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1998)

             MFS Large Cap
              Growth Fund          S&P 500        Consumer Price
               -- Class B      Composite Index     Index -- U.S.

11/93           $ 9,800           $10,000            $10,000
11/94             9,651            10,105             10,268
11/95            13,334            13,841             10,531
11/96            15,847            17,698             10,878
11/97            19,596            22,744             11,077
11/98            23,531            28,125             11,262


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1998)

            MFS Large Cap
             Growth Fund          S&P 500       Consumer Price
              -- Class B      Composite Index    Index -- U.S.

11/88          $10,000           $10,000           $10,000
11/90           12,387            12,630            11,122
11/92           17,962            18,007            11,804
11/94           18,343            20,033            12,444
11/96           30,117            35,087            13,184
11/98           44,722            55,760            13,649


AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

CLASS A
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +20.89%    +21.76%    +20.17%     +16.68%
--------------------------------------------------------------------------------
SEC Results                          +13.94%    +19.38%    +18.76%     +15.99%
--------------------------------------------------------------------------------

CLASS B
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +20.08%    +20.84%    +19.15%     +16.16%
--------------------------------------------------------------------------------
SEC Results                          +16.09%    +20.16%    +18.95%     +16.16%
--------------------------------------------------------------------------------

CLASS I
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +21.37%    +21.65%    +19.62%     +16.39%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                               +23.52%    +26.66%    +22.98%     +18.75%
--------------------------------------------------------------------------------
Consumer Price Index+#               + 1.67%    + 2.26%    + 2.41%     + 3.16%
--------------------------------------------------------------------------------
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

         TECHNOLOGY                                  21.2%
         HEALTH CARE                                 13.0%
         RETAILING                                   12.3%
         FINANCIAL SERVICES                          12.1%
         CONGLOMERATES, SPECIAL PRODUCTS/SERVICES    11.9%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  4.3%                      ASSOCIATES FIRST CAPITAL CORP.  2.1%
Security systems, packaging, and electronic        Consumer finance company
equipment conglomerate
                                                   FRED MEYER, INC.  2.0%
MICROSOFT CORP.  4.0%                              Northwestern U.S. supermarket chain
Computer software and systems company
                                                   TIME WARNER, INC.   2.0%
RITE AID CORP.  3.0%                               Publishing and entertainment company
Drug store chain
                                                   FEDERAL HOME LOAN MORTGAGE CORP.  1.9%
MCI WORLDCOM, INC.  2.5%                           U.S. mortgage banker and underwriter
Telecommunications company
                                                   PHILIP MORRIS COS., INC.  1.9%
COMPUWARE CORP.  2.4%                              Tobacco, food, and beverage congolmerate
Computer software company

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1998

Stocks - 96.0%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 92.9%
  Aerospace - 0.6%
    Raytheon Co., "A"                                   76,300     $  4,172,656
--------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                               50,000     $  2,090,625
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Chase Manhattan Corp.                               35,400     $  2,245,688
    Wells Fargo & Co.                                   90,000        3,240,000
                                                                   ------------
                                                                   $  5,485,688
--------------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*           205,300     $  7,865,556
--------------------------------------------------------------------------------
  Business Services - 3.7%
    Ceridian Corp.*                                    160,000     $ 10,410,000
    Computer Sciences Corp.                             60,000        3,427,500
    DST Systems, Inc.*                                  80,000        4,330,000
    Policy Management Systems Corp.*                   190,000        9,713,750
                                                                   ------------
                                                                   $ 27,881,250
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.9%
    America Online, Inc.*                                2,000     $    175,125
    Microsoft Corp.*                                   241,700       29,487,400
                                                                   ------------
                                                                   $ 29,662,525
--------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                         150,000     $ 10,875,000
--------------------------------------------------------------------------------
  Computer Software - Systems - 9.9%
    BMC Software, Inc.*                                217,200     $ 11,090,775
    Cadence Design Systems, Inc.*                      200,000        5,625,000
    Computer Associates International, Inc.            290,000       12,832,500
    Compuware Corp.*                                   280,000       17,430,000
    Network Associates, Inc.*                          170,000        8,648,750
    Oracle Corp.*                                      310,000       10,617,500
    Parametric Technology Corp.*                        60,000        1,020,000
    SunGard Data Systems, Inc.*                        120,000        3,840,000
    Synopsys, Inc.*                                     89,200        4,225,850
                                                                   ------------
                                                                   $ 75,330,375
--------------------------------------------------------------------------------
  Consumer Goods and Services - 9.0%
    Clorox Co.                                          20,000     $  2,221,250
    Dial Corp.                                         141,200        3,706,500
    Gillette Co.                                        90,000        4,134,375
    Newell Co.                                          90,000        3,982,500
    Philip Morris Cos., Inc.                           243,000       13,592,813
    Procter & Gamble Co.                                90,000        7,886,250
    Revlon, Inc., "A"*                                  55,000        1,134,375
    Sportsline USA, Inc.*                               20,000          345,000
    Tyco International Ltd.                            475,000       31,260,937
                                                                   ------------
                                                                   $ 68,264,000
--------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    General Electric Co.                               110,000     $  9,955,000
--------------------------------------------------------------------------------
  Electronics - 2.6%
    Analog Devices, Inc.*                              175,100     $  3,578,606
    Applied Materials, Inc.*                            50,000        1,937,500
    Intel Corp.                                        110,000       11,838,750
    Lattice Semiconductor Corp.*                        63,770        2,351,519
                                                                   ------------
                                                                   $ 19,706,375
--------------------------------------------------------------------------------
  Entertainment - 6.9%
    CBS Corp.                                          210,500     $  6,275,531
    Citadel Communications Corp.*                       50,000        1,200,000
    Clear Channel Communications, Inc.*                 42,000        1,963,500
    Disney (Walt) Co.                                   86,600        2,787,438
    Gemstar International Group Ltd.*                   22,200        1,348,650
    Heftel Broadcasting Corp., "A"*                     28,600        1,333,475
    Jacor Communications, Inc.*                        136,100        7,919,319
    MediaOne Group, Inc.*                              100,000        4,050,000
    Time Warner, Inc.                                  135,300       14,307,975
    Univision Communications, Inc., "A"*               111,000        3,108,000
    Viacom, Inc., "B"*                                 118,100        7,861,031
                                                                   ------------
                                                                   $ 52,154,919
--------------------------------------------------------------------------------
  Financial Institutions - 7.2%
    American Express Co.                                50,000     $  5,003,125
    Associates First Capital Corp., "A"                200,100       15,582,787
    Federal Home Loan Mortgage Corp.                   230,000       13,915,000
    Finova Group, Inc.                                  50,000        2,640,625
    Franklin Resources, Inc.                            74,300        3,176,325
    Merrill Lynch & Co., Inc.                           48,900        3,667,500
    Morgan Stanley, Dean Witter & Co.                  155,000       10,811,250
                                                                   ------------
                                                                   $ 54,796,612
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.4%
    Anheuser Busch Cos., Inc.                           63,900     $  3,873,937
    Hershey Foods Corp.                                 59,200        3,981,200
    PepsiCo., Inc.                                      30,000        1,160,625
    Ralston-Ralston Purina Co.                          49,800        1,733,663
    Suiza Foods Corp.*                                 101,000        4,784,875
    Tootsie Roll Industries, Inc.                       70,000        2,668,750
                                                                   ------------
                                                                   $ 18,203,050
--------------------------------------------------------------------------------
  Insurance - 3.5%
    Allstate Corp.                                      50,000     $  2,037,500
    CIGNA Corp.                                         30,000        2,334,375
    Equitable Cos., Inc.                                59,600        3,292,900
    Lincoln National Corp.                              58,300        4,878,981
    MONY Group, Inc.*                                    3,300          102,094
    Nationwide Financial Services, Inc., "A"            50,000        2,406,250
    Progressive Corp.                                   45,000        6,676,875
    ReliaStar Financial Corp.                          100,000        4,700,000
                                                                   ------------
                                                                   $ 26,428,975
--------------------------------------------------------------------------------
  Medical and Health Products - 7.3%
    Allergan, Inc.                                      15,000     $    913,125
    American Home Products Co.                         107,400        5,719,050
    Boston Scientific Corp.*                            54,300        2,687,850
    Bristol-Myers Squibb Co.                            65,200        7,991,075
    McKesson Corp.                                     156,400       11,133,725
    Pfizer, Inc.                                        90,000       10,046,250
    Schering Plough Corp.                               94,000        9,999,250
    Warner-Lambert Co.                                  93,500        7,059,250
                                                                   ------------
                                                                   $ 55,549,575
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Cardinal Health, Inc.                              126,600     $  8,687,925
    Guidant Corp.                                       90,000        7,723,125
    HBO & Co.                                           23,700          591,019
    HealthSouth Corp.*                                 400,000        5,375,000
    United Healthcare Corp.                            250,000       11,281,250
                                                                   ------------
                                                                   $ 33,658,319
--------------------------------------------------------------------------------
  Oils - 0.4%
    Conoco, Inc., "A"*                                  91,600     $  2,169,775
    Enron Oil & Gas Co.                                 58,600          879,000
                                                                   ------------
                                                                   $  3,048,775
--------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Scholastic Corp.*                                   70,900     $  3,376,613
--------------------------------------------------------------------------------
  Railroads - 0.3%
    Kansas City Southern Industries, Inc.               60,000     $  2,561,250
--------------------------------------------------------------------------------
  Restaurants and Lodging - 1.6%
    Cendant Corp.*                                     320,000     $  6,080,000
    CKE Restaurants, Inc.                               70,000        1,710,625
    McDonalds Corp.                                     65,000        4,554,062
                                                                   ------------
                                                                   $ 12,344,687
--------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    SPX Corp.*                                          25,000     $  1,450,000
--------------------------------------------------------------------------------
  Stores - 9.9%
    BJ's Wholesale Club, Inc.*                         110,000     $  4,241,875
    CVS Corp.                                          190,000        9,381,250
    Dayton-Hudson Corp.                                 75,000        3,375,000
    Home Depot, Inc.                                    20,000          995,000
    Linens 'N Things, Inc.*                             48,800        1,494,500
    Lowes Co., Inc.                                    165,000        6,971,250
    Office Depot, Inc.*                                300,000        9,750,000
    Rite Aid Corp.                                     480,000       22,260,000
    TJX Cos., Inc.                                     240,000        6,150,000
    Wal-Mart Stores, Inc.                              134,500       10,129,531
                                                                   ------------
                                                                   $ 74,748,406
--------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Meyer (Fred), Inc.*                                290,000     $ 14,753,750
--------------------------------------------------------------------------------
  Telecommunications - 11.3%
    Alltel Corp.                                       160,300     $  8,495,900
    Ascend Communications, Inc.*                       215,000       12,080,312
    Century Telephone Enterprises, Inc.                176,000       10,032,000
    Cisco Systems, Inc.*                               160,000       12,060,000
    Global TeleSystems Group, Inc.*                     60,000        2,604,375
    Lucent Technologies, Inc.                           10,000          860,625
    MCI WorldCom, Inc.*                                313,300       18,484,700
    Qwest Communications International, Inc.*           60,000        2,400,000
    SBC Communications, Inc.                           140,000        6,711,250
    Sprint Corp.                                        55,000        4,001,250
    TeleCommunications, Inc.                            70,000        2,821,875
    Tellabs, Inc.*                                      95,000        5,135,938
                                                                   ------------
                                                                   $ 85,688,225
--------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Columbia Energy Group, Inc.                         90,400     $  5,130,200
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $705,182,406
--------------------------------------------------------------------------------
Foreign Stocks - 3.1%
  France - 0.3%
    Alcatel Alsthom Compagnie, ADR
      (Telecommunications)                             100,000     $  2,587,500
--------------------------------------------------------------------------------
  Germany - 0.4%
    Galileo International, Inc. (Consumer Goods and
      Services)                                         65,500     $  2,620,000
--------------------------------------------------------------------------------
  Ireland - 0.5%
    Elan Corp. PLC, ADR (Medical and Health Products)   52,000     $  3,542,500
--------------------------------------------------------------------------------
  Japan - 0.2%
    AFLAC, Inc. (Insurance)                             50,000     $  1,843,750
--------------------------------------------------------------------------------
  Switzerland - 0.5%
    Amoco Corp. (Oils)                                  69,600     $  4,102,050
--------------------------------------------------------------------------------
  United Kingdom - 1.2%
    British Petroleum PLC, ADR (Oils)                   43,860     $  4,040,603
    Reuters Group PLC, ADR (Business Services)          58,900        3,386,750
    Zeneca Group PLC (Medical and Health Products)      30,000        1,246,040
                                                                   ------------
                                                                   $  8,673,393
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 23,369,193
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $575,348,422)                       $728,551,599
--------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
--------------------------------------------------------------------------------
  Agriculture - 0.1%
    Monsanto Co.* (Identified Cost, $872,000)           21,800     $    986,450
--------------------------------------------------------------------------------
Short-Term Obligations - 3.9%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 12/11/98   $  10,000     $  9,986,083
    Federal Home Loan Mortgage Discount Notes,
      due 12/14/98                                       8,140        8,125,215
    Federal National Mortgage Assn., due 12/18/98       11,188       11,162,165
    Student Loan Marketing Assn., due 12/01/98              25           25,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 29,298,463
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $605,518,885)                  $758,836,512
Other Assets, Less Liabilities                                          (49,475)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $758,787,037
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
NOVEMBER 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $605,518,885)           $758,836,512
  Cash                                                                   2,586
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                     118,247
  Receivable for Fund shares sold                                      327,731
  Receivable for investments sold                                   13,862,069
  Dividends receivable                                                 372,765
  Other assets                                                           5,245
                                                                  ------------
      Total assets                                                $773,525,155
                                                                  ------------
Liabilities:
  Payable for Fund shares reacquired                              $  5,969,748
  Payable for investments purchased                                  8,176,028
  Payable to affiliates -
    Management fee                                                      48,312
    Shareholder servicing agent fee                                      7,248
    Distribution and service fee                                       323,075
    Administrative fee                                                     159
  Accrued expenses and other liabilities                               213,548
                                                                  ------------
      Total liabilities                                           $ 14,738,118
                                                                  ------------
Net assets                                                        $758,787,037
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $544,080,932
  Unrealized appreciation on investments and translation of
    assets and liabilities  in foreign currencies                  153,437,938
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   61,448,637
  Accumulated net investment loss                                     (180,470)
                                                                  ------------
      Total                                                       $758,787,037
                                                                  ============
Shares of beneficial interest outstanding                          43,844,743
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $323,354,134 / 18,698,786 shares of
     beneficial interest outstanding)                               $17.29
                                                                    ======
  Offering price per share (100 / 94.25)                            $18.35
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $435,394,078 / 25,143,720 shares of
     beneficial interest outstanding)                               $17.32
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $38,825 / 2,237
    shares of beneficial interest outstanding)                      $17.36
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  4,130,471
    Interest                                                          2,116,385
                                                                   ------------
      Total investment income                                      $  6,246,856
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,280,736
    Trustees' compensation                                               47,799
    Shareholder servicing agent fee                                     801,299
    Distribution and service fee (Class A)                              677,022
    Distribution and service fee (Class B)                            4,332,691
    Administrative fee                                                   91,158
    Custodian fee                                                       212,228
    Printing                                                             92,612
    Postage                                                             104,217
    Auditing fees                                                        32,285
    Legal fees                                                            7,430
    Miscellaneous                                                       340,593
                                                                   ------------
      Total expenses                                               $ 12,020,070
    Fees paid indirectly                                                (86,804)
                                                                   ------------
      Net expenses                                                 $ 11,933,266
                                                                   ------------
        Net investment loss                                        $ (5,686,410)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 76,407,421
    Foreign currency transactions                                      (191,350)
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                    $ 76,216,071
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 59,556,084
    Translation of assets and liabilities in foreign currencies         224,347
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          translation                                              $ 59,780,431
                                                                   ------------
          Net realized and unrealized gain on investments
            and foreign currency                                   $135,996,502
                                                                   ------------
            Increase in net assets from operations                 $130,310,092
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                1998                         1997
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                        $   (5,686,410)              $   (1,797,705)
  Net realized gain on investments and foreign
    currency transactions                                        76,216,071                  107,469,773
  Net unrealized gain on investments and foreign
    currency translation                                         59,780,431                   25,270,907
                                                             --------------               --------------
    Increase in net assets from operations                   $  130,310,092               $  130,942,975
                                                             --------------               --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $  (37,987,394)              $  (35,176,024)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (69,353,928)                 (93,850,492)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (435)                      --
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (107,341,757)              $ (129,026,516)
                                                             --------------               --------------
Net increase in net assets from Fund share
  transactions                                               $   83,734,417               $   68,970,507
                                                             --------------               --------------
      Total increase in net assets                           $  106,702,752               $   70,886,966
Net assets:
  At beginning of period                                        652,084,285                  581,197,319
                                                             --------------               --------------
At end of period (including accumulated net
  investment loss of $180,470 and $53,204,
  respectively)                                              $  758,787,037               $  652,084,285
                                                             ==============               ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                 1998              1997             1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $17.36            $18.02           $17.67         $13.49         $14.75
                                                      ------            ------           ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                        $(0.06)           $ 0.03           $ 0.08         $ 0.11         $ 0.21
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        2.94              3.41             2.96           4.91          (0.25)
                                                      ------            ------           ------         ------         ------
    Total from investment operations                  $ 2.88            $ 3.44           $ 3.04         $ 5.02         $(0.04)
                                                      ------            ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $ --              $ --             $(0.16)        $(0.22)        $(0.06)
  From net realized gain on investments and
    foreign currency transactions                      (2.95)            (4.10)           (2.53)         (0.62)         (1.16)
                                                      ------            ------           ------         ------         ------
    Total distributions declared to
     shareholders                                     $(2.95)           $(4.10)          $(2.69)        $(0.84)        $(1.22)
                                                      ------            ------           ------         ------         ------
Net asset value - end of period                       $17.29            $17.36           $18.02         $17.67         $13.49
                                                      ======            ======           ======         ======         ======
Total return(+)                                       20.89%            24.67%           19.76%         39.51%        (0.47)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.24%             1.29%            1.31%          1.27%          1.12%
  Net investment income (loss)                       (0.35)%             0.22%            0.47%          0.67%          1.59%
Portfolio turnover                                      217%              159%             112%            91%            50%
Net assets at end of period (000 omitted)           $323,354          $219,755         $150,261        $88,119         $2,608

 # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1998              1997            1996            1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $17.34            $17.96          $17.56          $13.37           $14.72
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income (loss)                     $(0.18)           $(0.08)         $(0.06)         $ 0.01           $ 0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     2.98              3.40            2.97            4.85            (0.23)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 2.80            $ 3.32          $ 2.91          $ 4.86           $(0.19)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $ --              $ --            $ --            $(0.05)          $ --  +++
  From net realized gain on investments and
    foreign currency transactions                   (2.82)            (3.94)          (2.51)          (0.62)           (1.16)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(2.82)           $(3.94)         $(2.51)         $(0.67)          $(1.16)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $17.32            $17.34          $17.96          $17.56           $13.37
                                                   ======            ======          ======          ======           ======
Total return                                       20.08%            23.66%          18.84%          38.16%          (1.52)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.99%             2.05%           2.13%           2.14%            2.18%
  Net investment income (loss)                    (1.09)%           (0.51)%         (0.38)%           0.08%            0.32%
Portfolio turnover                                   217%              159%            112%             91%              50%
Net assets at end of period (000 omitted)        $435,394          $432,327        $430,936        $428,445         $384,504

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
+++ The per share amount was less than $0.01.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                              NOVEMBER 30, 1998             NOVEMBER 30, 1997*
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $17.41                         $13.99
                                                                         ------                         ------
Income from investment operations# -
  Net investment income (loss)                                           $(0.02)                        $ 0.12
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  2.96                           3.30
                                                                         ------                         ------
      Total from investment operations                                   $ 2.94                         $ 3.42
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                         $(2.99)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $17.36                         $17.41
                                                                         ======                         ======
Total return                                                             21.37%                         24.45%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.98%                          1.07%+
  Net investment income (loss)                                          (0.15)%                          0.90%+
Portfolio turnover                                                         217%                           159%
Net assets at end of period (000 omitted)                                   $39                             $3

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after
   September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Large Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, accumulated net investment loss was decreased by $5,559,144, accumulated undistributed net realized gain on investments was decreased by $12,858,982 and paid-in capital was increased by $7,299,838 due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short term capital gains. This change had no effect on the net assets or net asset value per share. At November 30, 1998, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,096 for the year ended November 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

      First $1 billion                                             0.0150%
      Next $1 billion                                              0.0125%
      Next $1 billion                                              0.0100%
      In excess of $3 billion                                      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $60,643 for the year ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $93,638 for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $82,394 for Class B shares, for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1998, were $950 and $259,850 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                   $   15,523,595  $   15,669,756
                                             --------------  --------------
Investments (non-U.S. government
  securities)                                $1,427,838,629  $1,443,857,003
                                             --------------  --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $625,164,615
                                                               ------------
Gross unrealized appreciation                                   143,137,048
Gross unrealized depreciation                                    (9,465,151)
                                                               ------------
    Net unrealized appreciation                                $133,671,897
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED NOVEMBER 30, 1998         YEAR ENDED NOVEMBER 30, 1997
                                   -------------------------------       ------------------------------
                                        SHARES              AMOUNT           SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         14,417,676       $ 234,120,550        6,566,820       $ 101,517,226
Shares issued to shareholders
  in reinvestment of
  distributions                      2,499,612          34,544,727        2,244,024          31,304,372
Shares transferred to Class I         --                 --                     (14)               (202)
Shares reacquired                  (10,879,547)       (178,012,460)      (4,486,913)        (68,471,593)
                                   -----------       -------------       ----------       -------------
    Net increase                     6,037,741       $  90,652,817        4,323,917       $  64,349,803
                                   ===========       =============       ==========       =============
Class B Shares
                                      YEAR ENDED NOVEMBER 30, 1998         YEAR ENDED NOVEMBER 30, 1997
                                   -------------------------------       ------------------------------
                                        SHARES              AMOUNT           SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          4,216,923       $  68,886,908        4,299,888       $  67,740,816
Shares issued to shareholders
  in reinvestment of
  distributions                      4,732,456          65,923,866        6,306,282          88,541,200
Shares reacquired                   (8,733,786)       (141,767,243)      (9,673,175)       (151,660,715)
                                   -----------       -------------       ----------       -------------
    Net increase (decrease)            215,593       $  (6,956,469)         932,995       $   4,621,301
                                   ===========       =============       ==========       =============
Class I Shares
                                      YEAR ENDED NOVEMBER 30, 1998       PERIOD ENDED NOVEMBER 30, 1997*
                                   -------------------------------       ------------------------------
                                        SHARES              AMOUNT           SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,950       $      65,998           14,678       $     217,807
Shares issued to shareholders
  in reinvestment of
  distributions                             32                 434            --                 --
Shares transferred from Class A          --                 --                   14                 202
Shares reacquired                       (1,890)            (28,363)         (14,547)           (218,606)
                                   -----------       -------------       ----------       -------------
    Net increase (decrease)              2,092       $      38,069              145       $        (597)
                                   ===========       =============       ==========       =============

* For the period from the inception of Class I, January 2, 1997, through Novemer 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1998, was $5,174.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $118,247 with First Boston Corp. at November 30, 1998.

At November 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Large Cap Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Large Cap Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Large Cap Growth Fund at November 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $68,633,266 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED NOVEMBER 30, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 10.80%.

--------------------------------------------------------------------------------


MFS(R) LARGE CAP GROWTH FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor; Former        Stephen E. Cavan*
Chairman and Director (until 1991), MFS
Investment Management                                ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                     CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac            State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School         AUDITORS
                                                     Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;              INVESTOR INFORMATION
Chairman, Colonial Insurance Company, Ltd.           For MFS stock and bond market outlooks,
                                                     call toll free: 1-800-637-4458 anytime from
Abby M. O'Neill - Private Investor                   a touch-tone telephone.

Walter E. Robb, III - President and Treasurer,       For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial        financial adviser or, for an information kit,
consultants); President, Benchmark Consulting        call toll free: 1-800-637-2929 any business
Group, Inc. (office services)                        day from 9 a.m. to 5 p.m. Eastern time (or
                                                     leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,             INVESTOR SERVICE
MFS Investment Management                            MFS Service Center, Inc.
                                                     P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                 Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                            For general information, call toll free:
                                                     1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight                8 a.m. to 8 p.m. Eastern time.
Resources, Inc. (acquisition planning
specialists)                                         For service to speech- or hearing-impaired,
                                                     call toll free: 1-800-637-6576 any business
Ward Smith - Former Chairman (until 1994),           day from 9 a.m. to 5 p.m. Eastern time. (To
NACCO Industries (holding company)                   use this service, your phone must be equipped
                                                     with a Telecommunications Device for the
INVESTMENT ADVISER                                   Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                  For share prices, account balances, and
Boston, MA 02116-3741                                exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
DISTRIBUTOR                                          telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                  WORLD WIDE WEB
Boston, MA 02116-3741                                www.mfs.com

PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) LARGE CAP                                                    Bulk Rate
GROWTH FUND                                                       U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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